UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDIT SUISSE ASSET MANAGEMENT

INCOME FUND, INC.

Eleven Madison Avenue

Floor 2B

New York, New York 10010

(800) 293-1232

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 23, 2019

TO THE SHAREHOLDERS OF

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK) (the “Fund”) will be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue (between East 24th and 25th Streets), Floor 2B, New York, New York 10010, on Tuesday, April 23, 2019, commencing at 2:00 p.m. Eastern time.

The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1) To elect one (1) Director of the Fund.

This item is discussed in greater detail in the attached Proxy Statement.

The close of business on March 8, 2019 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

This notice and related proxy materials are first being mailed to shareholders on or about March 15, 2019.

By order of the Board of Directors,

JOHN G. POPP

Chief Executive Officer and President

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 15, 2019

New York, New York

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Eleven Madison Avenue

Floor 2B

New York, New York 10010

Proxy Statement for the

Annual Meeting of Shareholders

To Be Held on Tuesday, April 23, 2019

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) and each member thereof, a “Director” of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC (“Credit Suisse”), Eleven Madison Avenue, Floor 2B, New York, New York 10010 on Tuesday, April 23, 2019 (commencing at 2:00 p.m. Eastern time) and at any adjournments thereof (collectively, the “Meeting”). A Notice of Annual Meeting of Shareholders and a proxy card (the “Proxy”) accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund; Credit Suisse, the investment adviser to the Fund; State Street Bank and Trust Company, the administrator of the Fund (the “Administrator”); or AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $1,500 plus all reasonable out of pocket expenses (e.g., shareholder telephone calls) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment of AST for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement and accompanying Proxy are expected to be mailed to shareholders on or about March 15, 2019.

The principal executive office of the Fund and Credit Suisse is Eleven Madison Avenue, 9th Floor, New York, New York 10010. The principal executive office of the Administrator is One Lincoln Street, Boston, Massachusetts 02111.

The Fund’s Annual Report containing audited financial statements for the fiscal year ended December 31, 2018 has previously been furnished to all shareholders of the Fund. The Fund’s Annual Report is not to be regarded as proxy-soliciting material.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted “FOR” the election of the Fund’s nominees for Director, and, in accordance with the judgment of the persons named in the Proxy on any matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund’s shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The election of a Director will require that the candidate receive a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The Fund has one class of shares of capital stock, par value $0.001 per share (the “Shares”). On the record date, March 8, 2019, there were 52,304,929 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote. In accordance with the rules of the Securities and Exchange Commission (“SEC”), the Fund is advising its shareholders of the availability on the Internet of the proxy materials relating to the Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because the Fund has elected to utilize the “full set delivery” option, the Fund is delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

In order that your Shares may be represented at the Meeting, you are requested to:

—indicate your instructions on the Proxy;

—date and sign the Proxy;

—mail the Proxy promptly in the enclosed envelope; and

—allow sufficient time for the Proxy to be received and processed on or before 2:00 p.m. Eastern Time on April 23, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Fund to Be Held on Tuesday, April 23, 2019. The Notice of Annual Meeting of Shareholders, Proxy Statement and the Fund’s most recent annual report are available on the Internet at www.credit-suisse.com/us. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended December 31, 2018 to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, NY 10010, or call Telephone: 1-800-293-1232. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: ELECTION OF DIRECTOR

The only proposal to be submitted at the Meeting will be the election of one (1) Director of the Fund to hold office for the term set forth below and until her successor is duly elected and qualified. Directors who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund and the Fund’s investment adviser, Credit Suisse, are referred to in this Proxy Statement as “Non-Interested Directors”.

Pursuant to the Fund’s Articles of Incorporation, the Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Laura A. DeFelice has been nominated to serve as the Class III Director for a three-year term to expire at the Fund’s 2022 Annual Meeting of

Shareholders or until her successor is duly elected and qualified. Ms. DeFelice currently serves as a Director of the Fund. Terry Bovarnick, a former Class III Director, resigned from the Board effective December 31, 2018 and will not stand for re-election. Each of Jeffrey E. Garten and Steven N. Rappaport is a Class I Director whose terms will expire at the Fund’s 2020 Annual Meeting of Shareholders or until his successor is duly elected and qualified. James J. Cattano, a former Class I Director, having reached the retirement age of 75, retired from the Board effective December 31, 2018 and will not serve his full term until the Fund’s 2020 Annual Meeting of Shareholders. Each of Mahendra R. Gupta and John G. Popp is a Class II Director whose term will expire at the Fund’s 2021 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Lawrence J. Fox, a former Class II Director, having reached the retirement age of 75, retired from the Board effective February 12, 2019 and will not serve his full term until the Fund’s 2021 Annual Meeting of Shareholders.

The nominee has indicated an intention to continue to serve if elected and has also consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominee for election to the Board, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund. The current terms of office of the Fund’s officers will end at the Board of Directors’ meeting next following the Meeting.

DIRECTORS/NOMINEE

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Non-Interested Nominee for Director:

Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Director, Nominating Committee and Audit Committee Member	Director since 2018; current term ends at the 2019 annual meeting	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	None.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Interested Director:

John G. Popp** Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Director; Chief Executive Officer and President	Director since 2013; current term ends at the 2021 annual meeting Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

Non-Interested Directors:

Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1946	Director, Nominating Committee and Audit Committee Member	Director since 2018; current term ends at the 2020 annual meeting	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to June 2017.	9	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor’s Board of Managers (credit rating agency) from December 2011 to November 2014

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Director, Nominating Committee and Audit Committee Member	Director since 2018 and Chairman of the Audit Committee since 2019; current term ends at the 2021 annual meeting	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (Food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (Agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (Benchmark research) from July 2001 to present.	9	Director of Caleres Inc. (footwear) from May 2012 to present; Director of Koch Development Corporation (Real Estate Development) from November 2017 to present; Director of Supernova (Fin-tech) from June 2014 to September 2018.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1948	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Director since 2005 and Chairman since 2012; current term ends at the 2020 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018	9	Director of Aberdeen Emerging Markets Equity Income Fund, Inc., (a closed-end investment company); Director of Aberdeen Funds (23 open-end portfolios); Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013; Director of iCAD, Inc. (a surgical & medical instruments & apparatus company) from 2006 to 2018.

*

Subject to the Fund’s retirement policy, no Director shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Director shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Director.

**	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.
***

The “Fund Complex” consists of Credit Suisse High Yield Bond Fund, Credit Suisse Asset Management Income Fund, Inc., Credit Suisse Commodity Strategy Funds (which currently consists of two portfolios), Credit Suisse Opportunity Funds (which currently consists of four portfolios) and Credit Suisse Trust (which currently consists of one portfolio).

OFFICERS THAT ARE NOT DIRECTORS

Name, Address, and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1974	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse U.S. High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Laurie Pecha Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Financial Officer and Treasurer	Chief Financial Officer since 2016 and Treasurer since 2018	Director of Credit Suisse since August 2016; Senior Consultant at Spectra Professional Services, LLC from January 2012 to July 2016; Vice President at Legg Mason & Co. March 2007 to December 2011; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1963	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

Qualification of Board of Directors/Nominee

The Board believes that each Director’s and nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors and nominees lead to the conclusion that each Director and nominee should serve as a Director. Among the attributes common to all Directors and nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s or nominee’s ability to perform his or her duties effectively may have been attained through the Director’s or nominee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director and nominee that support the conclusion that each person should serve as a Director or nominee.

Non-Interested Directors/Nominee

Laura A. DeFelice. Ms. DeFelice has been a Director since 2017 of all of the open-end Credit Suisse Funds in the Fund Complex. Ms. DeFelice is the founding principal of two companies, one focusing on multi-family and commercial real estate ownership, leasing and management and the other focusing on renewable energy project development. Ms. DeFelice also currently serves on the board of trustees of another closed-end fund in the Fund Complex. She has over 25 years of business experience in the financial services industry, including as a law firm partner specializing in structured finance.

Jeffrey E. Garten. Mr. Garten has been a Director since 1998 (except for part of 2000) of all of the open-end Credit Suisse Funds in the Fund Complex. Mr. Garten also currently serves on the board of trustees of another closed-end fund in the Fund Complex. In addition, he has over 40 years of executive, business and academic experience in the areas of international trade and finance and business management.

Mahendra R. Gupta. Mr. Gupta has been a Director since 2017, and Chairman of the Audit Committee since 2017 of all of the open-end Credit Suisse Funds in the Fund Complex. Mr. Gupta also currently serves on the board of trustees of another closed-end fund in the Fund Complex Mr. Gupta is a Professor at Washington University in St. Louis. He has over 25 years of academic experience as a professor of accounting and management.

Steven N. Rappaport. Mr. Rappaport has been a Director since 2005 and Chairman of the Board and Chairman of the Nominating Committee since 2012. In addition, he has over 30 years of business experience in the financial services industry. Mr. Rappaport also serves on the boards of directors of other funds, including funds in the Fund Complex.

Interested Director

John G. Popp. Mr. Popp has been a Director since 2013. He has over 30 years of business experience in the financial services industry. Mr. Popp also serves as Chief Executive Officer and President of all the funds in the Credit Suisse Fund Complex, and is a trustee of another closed-end fund in the Fund Complex. Mr. Popp has been a trustee of all the open-end funds in the Fund Complex since 2017.

Specific details regarding each Director’s and nominee’s principal occupations during the past five years are included in the table above.

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies*(1)(3)

Non-Interested Nominee for Director:

Laura A. DeFelice	A	D

Non-Interested Directors:

Jeffrey E. Garten	A	B
Mahendra R. Gupta	A	C
Steven N. Rappaport	E	E

Interested Director:

John G. Popp	A	E

*	Key to Dollar Ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000

(1)

This information has been furnished by each Director as of December 31, 2018. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	The Fund’s Directors and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

(3)

“Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2018, none of the non-interested nominee for election to the Board, the other Non-Interested Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended December 31, 2018, each Non-Interested Director received an annual fee of $20,000 and $2,000 for each meeting of the Board attended by him or her and was reimbursed for expenses incurred in connection with his or her attendance at the Fund’s Board meetings. The total remuneration paid by the Fund during the fiscal year ended December 31, 2018 to all such Non-Interested Directors was $184,110. The Chairman of the Board receives an additional annual fee of $5,000 and the Audit Committee Chairman receives an additional annual fee of $2,000.

During the fiscal year ended December 31, 2018, the Board convened seven times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Director.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of five members each of whom, other than Mr. Popp, is a Non-Interested Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Non-Interested Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven Rappaport, a Non-Interested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

All of the Directors, except for John Popp, constitute the Fund’s Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE American, LLC, formerly known as NYSE MKT, LLC (the “NYSE American”)). The Audit Committee convened three times during the fiscal year ended December 31, 2018. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

All of the Directors, except for John Popp, constitute the Fund’s Nominating Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE American). The Nominating Committee met four times during the fiscal year ended December 31, 2018. At a meeting of the Nominating Committee held on February 12, 2019, the Nominating Committee (with the nominee abstaining from voting) determined to recommend to the full Board the nomination of Laura A. DeFelice for a three-year term. The Nominating Committee selects and recommends to the full Board candidates for nomination as Directors. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund’s proxy statement dated March 16, 2018). In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010. Shareholders or shareholder groups submitting proposed candidates must substantiate compliance with the requirements in the Fund’s By-laws at the time of submitting their proposed candidate. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). To be considered for inclusion in the Fund’s proxy statement, the submission must be delivered to or mailed and received at the principal executive offices of the Fund not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such stockholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund’s proxy statement dated March 16, 2018), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls. The Fund’s Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the independent registered public accounting firm to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Company Accounting Oversight Board (United States).

The Audit Committee has met with the Fund’s management to discuss, among other things, the Fund’s audited financial statements for the fiscal year ended December 31, 2018. The Audit Committee has also met with the Fund’s independent registered public accounting firm, KPMG LLP (“KPMG”), and discussed with them certain matters required by Statement of Auditing Standards No. 114, The Auditor’s Communication with those charged with Governance, as currently modified or supplemented, including, but not limited to, the scope of the Fund’s audit, the Fund’s financial statements and the Fund’s accounting controls. The Audit Committee has received from KPMG the letter required by the SEC’s independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with KPMG its independence and has considered whether the provision of services by KPMG to the Fund, Credit Suisse and its affiliates was compatible with maintaining KPMG’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2018 Annual Report to Shareholders for the fiscal year ended December 31, 2018 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund’s Board of Directors

Laura A. DeFelice

Jeffrey E. Garten

Mahendra R. Gupta

Steven N. Rappaport

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on November 13, 2018, the Fund’s Audit Committee approved the selection of KPMG as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. KPMG has been the Fund’s independent registered public accounting firm since 2015, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of KMPG will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below provides for services, all approved by the Audit Committee, rendered to the Fund by KPMG, the Fund’s current independent registered public accounting firm, for its fiscal years ended December 31, 2017 and December 31, 2018.

	2017	2018
Audit Fees	$46,300	$46,300
Audit-Related Fees(1)	$6,150	$4,750
Tax Fees(2)	$3,255	$3,420
All Other Fees	$0	$4,970
Total	$55,705	$59,440

(1)	Services include agreed-upon procedures in connection with the Fund’s semi-annual financial statements ($6,150 in 2017 and $4,750 in 2018).
(2)	Tax services in connection with the Fund’s excise tax calculations and review of the Fund’s applicable tax returns.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (each a “Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit

Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by KPMG for the fiscal years ended December 31, 2017 and December 31, 2018 for non-audit services rendered to the Fund, Credit Suisse or Covered Service Providers were $0 and $0, respectively.

All of the services described above were pre-approved by the Audit Committee.

COMPENSATION

The following table shows certain compensation information for the Directors for the fiscal year ended December 31, 2018. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund’s executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid To Director or Nominee*
Non-Interested Nominee for Director:

Laura DeFelice	$19,370	$107,870

Non-Interested Directors:
Terry Bovarnick**	$30,000	$61,000
James Cattano***	$32,000	$65,000
Lawrence Fox****	$28,000	$56,000
Jeffrey Garten	$19,370	$108,970
Mahendra Gupta	$19,370	$117,470
Steven Rappaport	$36,000	$187,600

*	9 funds comprise the Fund complex. See the “Directors” table for the number of funds each Director serves.
**	Ms. Bovarnick resigned as a Director effective December 31, 2018.
***	Mr. Cattano retired as a Director effective December 31, 2018.
****	Mr. Fox retired as a Director effective February 12, 2019.

THE FUND’S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE FUND’S NOMINEES FOR DIRECTOR.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon the Fund’s review of filings made pursuant to Section 13 of the 1934 Act, as of February 8, 2019, to the Fund’s knowledge the following shareholders beneficially owned over 5% of the Fund’s Shares:

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	First Trust Portfolios L.P.	9,734,474	*	18.63%

*

As stated in Schedule 13G/A filed with the SEC on February 8, 2019, First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation share beneficial ownership of 9,734,474 Shares, or 18.63% of the common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms received by it and written representations from such persons, to the knowledge of the Fund, for the fiscal year ended December 31, 2018, such forms were filed on a timely basis.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund’s proxy materials relating to its 2020 annual meeting of shareholders, pursuant to Rule 14a-8 under the 1934 Act, the shareholder must deliver the proposal to the offices of the Fund by November 16, 2019. Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy materials relating to its 2020 annual meeting of shareholders pursuant to Rule 14a-8 under the 1934 Act may submit a proposal to be considered for inclusion in the Fund’s proxy materials relating to its 2020 annual meeting of shareholders in accordance with the Fund’s By-laws. Such shareholder proposal must be received by the Fund no earlier than October 17, 2019 and no later than November 16, 2019. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder in compliance with the requirements in the Fund’s By-laws.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) to and received by, Credit Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010 not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Any such notice by a shareholder shall set forth:

(i)    as to any business that the shareholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the annual meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(ii)    as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(1)    the name and address of such shareholder, as they appear on the Fund’s books, and of such beneficial owner,

(2)    the class and number of shares which are owned beneficially and of record by such shareholder and such beneficial owner and any Person1 who has a Disclosable Relationship2 with such shareholder or beneficial owner (“Shareholder Associate”),

(3)    the name of each nominee holder of shares owned beneficially but not of record by such shareholder and such beneficial owner and their respective Shareholder Associates, and the number of such shares held by each such nominee holder,

(4)     a description of any agreement, arrangement or understanding (whether written or oral) with respect to the proposal between or among such shareholder and such beneficial owner, any of their respective Shareholder Associates, and any other Person or Persons (including their names) in connection with the proposal of such business and any material interest of such Person or any Shareholder Associate of such Person, in such business, including any anticipated benefit therefrom to such Person, or any Shareholder Associate of such Person,

(5)    a description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares), that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such shareholder and such beneficial owners or their respective Shareholder

1    “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a series or portfolio of any of the foregoing, or a government or political subdivision or an agency or instrumentality thereof.

2    “Disclosable Relationship” with respect to another Person means (A) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of any agreement, arrangement, understanding (whether written or oral) or practice, including sharing of information, decisions or actions, of a Person with such other Person with respect to the Fund or shares of the Fund, (B) the beneficial ownership of securities of any Person known by such Person to beneficially own shares of the Fund and of which such Person knows such other Person also beneficially owns any securities, (C) sharing beneficial ownership of any securities with such other Person, (D) being an immediate family member of such other Person, (E) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of a material business or professional relationship with such other Person or with any Person of which such other Person is a holder of 5% or more of the outstanding voting securities, officer, director, general partner, managing member or employee or (F) controlling, being controlled by or being under common control with such other Person.

Associates, the effect or intent of which is to mitigate loss to, manage the risk of or benefit from Fund share price changes, or increase or decrease the voting power of, such shareholder or such beneficial owner or their respective Shareholder Associates, with respect to shares of the Fund,

(6)    a description of all commercial and professional relationships and transactions between or among such shareholder and such beneficial owners or their respective Shareholder Associates, and any other Person or Persons known to such shareholder and such beneficial owners or their respective Shareholder Associates to have a material interest in the matter that is the subject of such notice,

(7)    the investment strategy or objective, if any, of such shareholder and such beneficial owners and their respective Shareholder Associates that are not individuals, and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such shareholder, beneficial owner and each such Shareholder Associate,

(8)    a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business,

(9)    a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund’s outstanding shares required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from shareholders in support of such proposal, and

(10)    any other information relating to such shareholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such shareholder or beneficial owner with respect to the proposed business to be brought by such Shareholder or beneficial owner before the meeting pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder, whether or not the shareholder submitting the notice intends to deliver a proxy statement or solicit proxies.

(iii)    A shareholder providing notice of any business proposed to be brought before a meeting of shareholders shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the shareholders entitled to receive notice of the meeting of shareholders and such update and supplement shall be received by the Secretary of the Fund at the principal executive offices of the Fund not later than 5 business days after the record date for determining the shareholders entitled to receive notice of the meeting of shareholders.

The foregoing notice requirements shall be deemed satisfied by a shareholder if the shareholder has notified the Fund of his, her or its intention to present a proposal at a meeting in compliance with Rule 14a-8 promulgated under the 1934 Act and such shareholder’s proposal has been included in a proxy statement that has been prepared by the Fund to solicit proxies for such meeting.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2020 annual meeting of shareholders not included in the proxy statement and form of proxy that are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Fund in writing at: Eleven Madison Avenue, 9th Floor, New York, New York 10010 or call the Fund at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

CREDIT SUISSE

ASSET MANAGEMENT INCOME FUND, INC.

April 23, 2019

ANNUAL MEETING PROXY CARD

Credit Suisse Asset Management Income Fund, Inc.

Eleven Madison Avenue

Floor 2B

New York, NY 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

The undersigned hereby appoints Laurie Pecha and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, Floor 2B, New York, NY 10010, on April 23, 2019 at 2:00 p.m. Eastern Time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for Director named below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or reschedulings thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

▲  PLEASE FOLD HERE  ▲

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ⬛

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE LISTED.

	For	Withhold

Laura A. DeFelice	☐	☐

Laura A DeFelice is being nominated to serve a three-year term.

TAG ID:	“Scanner Bar Code”	CUSIP: 224916106